                                         Pinnacle Security Inc.
                                         3000 N. University Ave. #350
                                         Provo, UT 84604
                                         Phone   (877) 746-7233
                                         Fax   (801) 373-4906
                                         www.pinnaclesecurityinc.com


              Alarm Monitoring & Purchase Agreement

1.  This Alarm Monitoring and Purchase Agreement is made
this       day of             , 20     by and between
    ------       -------------    -----
the Company named above, and the Customer that owns
the residence or business located at the address shown below (the Premises). Company agrees to provide, or cause to be provided, the alarm monitoring services for the security alarm system (the System) installed at the Premises as
set forth herein.        By initialing here, I certify that
                 --------
I own the premises where the alarm will be installed.

Customer - Residential:
Name:
     ----------------------------------------

Home Phone: (   )
             --- ------------------
Work Phone (   )
            --- -------------------
Premises:  Address, City, State, ZIP
                                    -----------------------------------------
Spouse:
Spouse Name:
            ---------------------------------

Spouse Work Phone: (   )
                    --- ---------------------

Customer - Corporation:
Company Name:
             ----------------------------------------------------------

Contact Name:
             -------------------------------------------

Contact Phone: (   )
                --- --------------------

Premises:  Address, City, State, ZIP
                                    -----------------------------------
Premise Phone: (   )
                --- ------------------------


Customer - Partnership or Proprietorship:
Owners Name:
            ------------------------------------------------------

Owners Home Address:
                    ----------------------------------------------

Company Name:
             -----------------------------------------------------

Owners Home Phone:
                  -----------------------

Premises:  Address, City, State, ZIP
                                    ------------------------------
Premise Phone: (   )
                --- ----------------------

Monthly Monitoring Fee:  $
                          ---------------------

Billing Address:  (Leave Blank if same)
                                       --------------------------------------

2. Purchase of the System. Customer hereby agrees to buy, and Company hereby agrees to sell, at the Premises, the alarm System described below and incorporated herein for all purposes by this reference (the ?System?), in accordance with the terms and conditions hereinafter set forth

Basic System Includes:
1  Master Control Panel	         1  Keypad
1  Siren                         1  Backup Battery

Two-way or Digital (T,D)
                        ------------
Panel Type (L,V)
                -----------
New/Switchover (N,S)
                    ----------
Door/Window Sensors(s)
                      ----------
Motion Detector(s)
                  ---------
Key Fob(s)
          ----------


3.	 Purchase Price and Payment: Customer agrees to pay to
Company for the System and the installation thereof the total amount shown, prior to the completion of installation of the System.

Qty         Equipment Description        Unit Cost    Total Charged
---         ---------------------        ---------    -------------
 1          Basic System Package          $799.00
 1          Installation                  $199.00


Payment:                                  Subtotal
                                                      -------------
                                          Permits     Customers Responsibility
                                          Tax
                                                      -------------
                                          Total
                                                      -------------



4.  Automatic Payment Authorization:  I (we) authorize my
(our) bank to make my (our) payment to Pinnacle
Security, Inc. by Electronic Funds Transfer (EFT) and
post it to my (our) account.  I (we) understand that I
(we) am (are) in full control of my (our) payment, and
if at any time I (we) decide to discontinue, I (we)
will write the above named Company, and I (we)
understand the terms listed below.
BANK NAME:
          ----------------------------------------------------------------

ABA CHECK ROUTING #:
                    -------------------------------------------------------
                    (First nine-digit number in lower left corner of check)

CHECKING ACCOUNT #:
                    -------------------------------------------------------
                    (Please attach Voided Check)

VISA/MC:
        -------------------------------------------------------------------

EXPIRATION DATE:
                -----------------------------------------------------------
Pinnacle Security, Inc. is authorized to effect payment
monthly beginning one month from the date of this
agreement for any amounts owing on my (our)Pinnacle
Security. Inc. account, as such amounts become due by
initiating debit entries to my (our) accounts indicated
at the financial institution named above.  Customer
agrees and authorizes Company or its agent to debit any
return check and/or its charges from the account shown
above via the ACH network and/or paper draft without
prior notice to the customer of the transaction.  I (we)
authorize the financial institution to accept any debit
entries initiated by Pinnacle Security, Inc. to be
debited from the account.  After the account has been
charged, I (we) have the right to have the amount of an
erroneous debit immediately credited to my (our) account
by the financial institution up to 15 days following
issuance of statement or forty-five (45) days after the
account is charged, whichever comes first.
                    (Initial Here)
--------------------


5.	Service Fees & Terms of Agreement:  The Monthly
Monitoring Fee specified above is due on or before the first day of each month during the term of the Agreement. This Agreement shall continue for an initial term of Three (3) Years, unless earlier terminated pursuant to the provisions hereof, and shall automatically renew for successive One (1) Year periods unless either party gives written notice of cancellation to the other party at least ninety (90) days prior to the end of the initial or any renewal term, with such cancellation to be effective at the expiration of such annual or renewal term. Customer agrees to pay all sales, service, property, use and local taxes; any permit fees, telephone charges, return check charges, or late charges, if applicable, whether imposed on Company or Customer. Company shall have the right to increase the monthly monitoring fee during the initial or any renewal term no more than once annually and by no greater amount than increases in the Consumer
Price Index or 5% (whichever is less) of the then existing monitoring fee without prior notice to the Consumer. Return check charges are $25.00 or 5% of the face value of the check, whichever is greater, per occurrence. Consumer agrees and allows Company or its agent to debit any return check charges from the account shown above via the ACH network and or paper draft without prior notice to the transaction. A late charge of $5.00 per month shall be applied to any payment not received on time within the due date indicated in this agreement. Payment shall be to Company. Company reserves the right to charge and Customer agrees to pay interest at a rate equal to the lesser of the highest rate allowed by law or one and one half percent per month on any balance remaining unpaid 30 days. Any interest computation under this agreement shall not be more than the highest rate permitted by law; it being the intention of the Company to conform strictly to state law, and in the event that it should be held that interest payable under this rate is in excess of the highest lawful rate, the interest chargeable hereunder shall be reduced to the highest lawful rate and any excess interest received by Company will be promptly refunded or applied against other payments due hereunder, at Companys option.

CUSTOMER ACKNOWLEDGES THAT THEY HAVE RECEIVED A COPY OF THIS
AGREEMENT AND HAVE READ AND UNDERSTOOD ALL TERMS AND
CONDITIONS INCLUDING THOSE CONTAINED ON THE REVERSE SIDE
INCORPORATED BY REFERENCE HEREIN.

Accepted and Copy Received by:

Customer Name (Please Print)
                            ---------------------------------------


Social Security No.
                   ------------------------------------------------
Signature
         ----------------------------------------------------------
Date
    ---------------------------------------------------------------

Customer Name (Please Print)
                            ---------------------------------------
Social Security No.
                   ------------------------------------------------
Signature
         ----------------------------------------------------------
Date
    ---------------------------------------------------------------


Accepted by Company:

Authorized Agent - Please Print
                                             ----------------------


This agreement shall not be binding upon company unless either (I) Approved in writing by an officer of Company, or
(II)Company begins monitoring service.

                     RIGHT TO CANCEL
THE CUSTOMER MAY CANCEL THIS TRANSACTION AT ANY TIME PRIOR
TO MIDNIGHT OF THE THIRD BUSINESS DAY AFTER THE DATE OF THIS
TRANSACTION (CONSUMER TRANSACTION ONLY) BY CALLING THE PHONE
NUMBER BELOW:
OFFICE:
       -------------------------------------------------------------


PHONE #  877-745-7233

CONMPANY USE ONLY

             Digital Monitoring
------------
             Two-Way Voice
------------
Account Number:
               --------------------------
Special Services:
                 ------------------------
Date Installed:
               ----------------------
Next Billing Date:
                  ---------------------

Monitoring Services Provided: Company, upon receipt of a signal from Customers Premises indicating that the System has been activated, shall make every reasonable effort to notify the police, fire, paramedic unit or other authorities and/or the person or persons whose names and telephone numbers are set forth in the Notification Instructions to be completed by Customer and submitted to Company, or as same may be changed on written notification by Customer from time to time. Company or its contractor may attempt to verify the nature of the emergency by telephoning Customers Premises prior to notifying emergency personnel or anyone on Customers Notification Instructions.
Company or its contractor has no obligation to telephone any emergency agency or person, firm or agency other than that person, firm or agency, named on the Notification Instructions on file with company. CUSTOMER AGREES THAT COMPANY IS RESPONSIBLE ONLY FOR ENDEAVOR TO NOTIFY BY THE PHONE THE APPROPRIATE EMERGENCY AGENCY OR OTHER PERSON NAMED IN THE NOTIFICATION INSTRUCTIONS. CUSTOMER UNDERSTANDS THAT COMPANY WILL NOT SEND ANY COMPANY PERSONNEL TO CUSTOMERS LOCATION IN RESPONSE TO ANY ALARM SIGNAL. CUSTOMER ALSO UNDERSTANDS THAT COMPANY DOES NOT REPRESENT OR PROMISE THAT ANYONE TELEPHONED WILL RESPOND TO THE CALL, AND CUSTOMER RELEASES COMPANY FROM ANY RESPONSIBILITY OR LIABILITY FOR ANY FAILURE OR DELAY IN RESPONDING. CUSTOMER AUTHORIZES COMPANY TO TEMPORARILY DISCONNECT THE SERVICE FOR NUISANCE OR SAFETY REASONS IF COMPANY IS UNABLE TO NOTIFY CUSTOMER OR CUSTOMERS EMERGENCY CONTACTS REFUSE TO ARRIVE AT CUSTOMERS LOCATION WITHIN A REASONABLE TIME.
6. Installation of the System. Company agrees to install or cause to be installed the System at the premises in a workmanlike manner and in compliance with applicable laws, regulations and industry standards, and to furnish all material and labor necessary for such installation, subject to the following conditions: (a) Customer authorizes & empowers the Company to enter upon the Premises for such purpose and agrees to make the Premises available for such purpose during normal working hours; (b) Customer will provide required electrical power outlets at the location or locations designated by Company for equipment requiring such power; (c) Customer will provide telephone lines and service; (d) Customer understands that installation will require drilling and cutting into certain parts of the Premises, which shall be identified to Customer before the work commences, and that certain wiring may be required to be exposed, although Company will attempt to conceal wiring.
7. Companys Right to File Mechanics Lien. Customer acknowledges that if Customer defaults in the performance of any of the terms or conditions of the Agreement, Company may have the right to record a Mechanics Lien upon any property upon which Company has bestowed labor and/or furnished material or appliances or equipment, for the value of such labor done, or materials furnished, and/or for the value of the use of such appliances or equipment, whether done or furnished at the instance of the owner or any person acting by or under the authority of the owner, or under the owner as a contractor or otherwise.
8. Limited Warranty: a) Company warrants that the System will be free from defects in material and workmanship under normal use and operating conditions for as long as Company provides monitoring service and Customer is current with all payments. Within ninety days (90) from the date of installation, Company shall provide Warranty Service without charge to Customer. After such time the Company shall provide Warranty Service on the System for a charge of $25 per service trip; b) Companys obligation is expressly limited to repairing or replacing, at Companys sole option, any component of the System proven to be defective in workmanship or material under normal use and operating conditions. Warranty Service excludes replacement of batteries or repair of the system as a result of damage from accident or abuse, misuse, faulty telephone or electrical connections, unauthorized repairs, vandalism, theft, acts of God, cosmetic damage, or other causes other than normal wear and tear. Company reserves the right to use reconditioned parts in fulfillment of this service. Parts required which were not defective shall be at additional cost to Customer. Any other service provided shall be paid by Customer at Companys prevailing material and hourly rates; c) Warranty Service shall be paid by Customer at Companys customary rate. Customer must provide full access during Companys regular business hours. Customer shall pay emergency Service provided at other times at Companys customary rate. Customer must provide full access to the Premises and to the System requiring repair at the time agreed upon by Company and Customer. Company shall not be responsible for failure to render service due to causes beyond Companys control.
9. Disclaimer of all Other Warranties: COMPANY DOES NOT REPRESENT OR WARRANT THAT THE SYSTEM OF THE MONITORING SERVICE WILL PREVENT ANY LOSS BY BURGLARY, FIRE, HOLD-UP OR OTHERWISE, OR THAT THE SYSTEM OR THE MONITORING SERVICE WILL IN ALL CASES PROVIDE THE NOTIFICATION SERVICE FOR WHICH IT IS INTENDED. CUSTOMER ACKNOWLEDGES AND AGREES THAT COMPANY HAD MADE NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION THE CONDITION OF THE SYSTEM OR THE MONITORING SERVICE, THEIR MERCHANTABILITY OR THEIR FITNESS FOR ANY PARTICULAR PURPOSE; NOR HAS CUSTOMER RELIED ON ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OTHER THAN THOSE EXPRESSLY CONTAINED HEREIN. CUSTOMER FURTHER ACKNOWLEDGES AND AGREES THAT ANY AFFIRMATION OF FACT OR PROMISE SHALL NOT BE DEEMED TO CREATE AN EXPRESS WARRANTY, AND THAT THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THE FACE OF THE AGREEMENT HEREOF. COMPANY MAKES NO REPRESENTATION OR WARRANTY AS TO THE PROMPTNESS OF ITS RESPONSE AND HAS NO CONTROL OVER THE RESPONSE TIME OR CAPABILITY OF ANY AGENCY OR PERSON WHO MAY BE NOTIFIED AS A RESULT OF THE SYSTEM BEING USED. CUSTOMER FURTHER UNDERSTANDS THAT COMPANY, IN PROVIDING THE MONITORING SERVICE, MAY FAIL TO PROPERLY RESPOND TO THE RECEIPT OF A SIGNAL FROM THE SYSTEM, OR THAT THE SYSTEM MAY FAIL TO FUNCTION PROPERLY. CUSTOMER FURTHER ACKNOWLEDGES AND
AGREES: THAT COMPANY IS NOT AN INSURER, THAT CUSTOMER ASSUMES ALL RISK OF PERSONAL INJURY AND LOSS OR DAMAGE TO CUSTOMER?S PREMISES OR TO THE CONTENTS THEREOF; AND THAT CUSTOMER HAS READ AND UNDERSTANDS ALL OF THIS AGREEMENT WHICH SETS FORTH COMPANY?S MAXIMUM LIABILITY IN THE EVENT OF ANY LOSS OR DAMAGE TO CUSTOMER OR ANYONE ELSE AND INDEMNIFICATION OF COMPANY BY CUSTOMER. CUSTOMER ACKNOWLEDGES THAT CUSTOMER MAY OBTAIN A HIGHER LIMITATION OF COMPANY?S LIABILITY BY PAYING AN ADDITIONAL PERIODIC CHARGE TO COMPANY.
10. Acceptance of Installation: Customer hereby acknowledges and agrees that any error or omission in the installation of the system must be brought to the attention of Company in writing within five (5) days after the completion of installation; otherwise, the installation shall be deemed accepted by and satisfactory to Customer.
11. Companys Obligation: Customer and Company agree that Companys sole and only obligation under this Agreement shall be to monitor signals received from the System and to respond thereto as set forth in Section 2. Company shall not be obligated to provide monitoring service until it has received: (i) a fully executed copy of this Agreement, (ii) the completed Notification Instruction, and (iii) valid test signals from Customers System.
12. Customers Duties: In order to avoid false alarms, Customer shall maintain the System in good operating condition. Customer shall properly test and set the System immediately prior to the securing of the premises and carefully test the System no less than monthly, and notify Company promptly if service is required. Customer agrees to provide Company with written notice of any changes, revisions and modifications. Customer shall secure and maintain all licenses or permits that may be necessary from governmental or insurance authorities for the continued monitoring and use of System.
13. Disconnection: Company or its contractor may terminate monitoring services by giving Customer five (5) days prior written notice in the event customer is in breach of or default under this Agreement or the System is not maintained in good operating condition and repair. Upon such notice, this Agreement and all of Companys responsibilities hereunder shall come to an end and Customer shall have no claim against Company or its contractor for any further obligations. Upon termination of this Agreement for any reason, Customer agrees to permit company to discontinue monitoring and further permit Company or its contractor to enter upon Customers Premises and disconnect Customers System from Companys or its contractors monitoring network.
14. Interruption of Service: Neither Company nor its contractor assumes any liability for interruption of monitoring service due to strikes, riots, floods, storms, earthquakes, fires, power failures, insurrection, interruption, or unavailability of telephone service, acts of God, or for any other cause beyond the control of Company or its contractor, and neither Company nor its contractor will be required to supply monitoring service to Customer while any such cause may continue. This Agreement may be suspended at Companys or its contractors option should the System, Customers Premises, or Companys or its contractors monitoring facilities become so substantially damaged that further service is impractical. Company shall have no liability for delay in installation or maintenance of the Equipment, if applicable, or for interruption of Monitoring Service due to any cause beyond the reasonable control of Company, and Company will not be required to supply the monitoring Service to Customer while interruption of the Monitoring Service due to any such cause may continue and Customer shall not be entitled to refund or credit of any charges for such an interruption of Monitoring Service.
15. Transmission Lines: Customer acknowledges that the signals from Customers alarm system are transmitted over Customers regular telephone service to Companys or its contractors central station, and in the event Customers telephone service is out of order, disconnected, placed on vacation, or otherwise interrupted, signals from Customers alarm system will not be received in Companys or its contractors central station during any such interruption in telephone service and the interruption may not be known to Company nor its contractor. Customer further acknowledges and agrees that telephone company lines are wholly beyond the control and jurisdiction of Company and its contractor and are maintained and serviced solely by the applicable telephone company.
16. Cancellation: In the event that the term of this contract is not upheld to by the subscriber, then the subscriber will be responsible for the following: the remaining time left on the service agreement, the total cost of installation, the total cost of the equipment, and any commissions that have been paid in connection with this account.
17. Collections: In the event that the subscriber fails to pay balance due according to the contract, and the account is turned over to a collection agency for collections, the subscriber will then be responsible to pay the total balance owing, and up to and including an additional 50% of the balance as a collection fee, interest at an additional 24%, attorney?s fees, court costs, and all other related costs.
18.  Company is Not an Insurer:  Limitation of Liability:
Customer agrees that neither Company nor its contractor is an insurer, that insurance, if any, shall be attained by Customer; that neither COMPANY NOR ITS CONTRACTOR MAKES ANY GUARANTEE OR WARRANTY, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE that the services and equipment supply will avert or prevent occurrences or the consequences thereof which the service and equipment is designed to detect or avert. Customer acknowledges that it is impractical and extremely difficult to fix the actual damages, if any, which may proximately result from Companys or its contractors negligence, a failure of Company or its contractor to perform any of the obligations herein, including but not limited to, failure of the monitoring service and/or monitoring equipment to properly operate with a resulting loss to Customer because of, among other things: (a) That uncertain amount of value of Customers property or the property of others kept on the premises which may be lost, stolen, destroyed, damaged or otherwise affected by occurrences which the System or service is designed to detect or avert; (b) The uncertainty of the response time of the police department, fire department, paramedic unit, or others, should any be dispatched as a result of a signal being received; (c) The inability to ascertain what portion, if any, of any loss would be proximately caused by Companys or its contractors failure to perform or by its equipment to operate; (d) The uncertain nature of occurrences which might cause injury or death to Customer or any other person which the System is designed to detect or avert; (e) The nature of the service to be performed by Company or its contractor; Customer understands and agrees that if Company or its contractor should be found liable for loss or damage due to Companys or its contractors negligence, a failure of Company or its contractor to perform any of the obligations herein, or a failure of the monitoring service or the monitoring equipment in any respect whatsoever, Companys and its contractors liability shall be limited to the sum of Two Hundred and Fifty Dollars ($250.00) and this liability shall be exclusive; that the provisions of this Section shall apply if loss or damage, irrespective of cause or origin of results directly or indirectly to persons or property, from performance or non-performance of the obligations imposed by the Agreement, or from negligence from Company or its contractor or their respective agents or employees. If Customer wishes Company or its contractor to assume a greater limited liability, Customer may obtain from Company a higher limitation of liability by paying an additional periodic service charge to Company. If Customer elects to exercise this option, a rider shall be attached to this Agreement setting forth the terms, conditions and the amount of the limited liability and the additional periodic charge. Such rider and additional obligation shall in no way be interpreted to hold Company or its contractor as an insurer.
19. Third Party Indemnification: When Customer in the ordinary course has the property of others in his custody, or the System extends to protect the property of others, Customer agrees to and shall indemnify, defend, and hold harmless Company and its contractors, and their employees and agents, from and against all claims brought by parties other than the parties to this Agreement. This provision shall apply to all claims, demands, or lawsuits, regardless of cause including Companys or its contractors negligence, of a failure of the monitoring equipment or service, whether these claims be based upon negligence, express or implied warranty, contribution, indemnification, or strict or product liability on the part of Company or its contractor, or their employees or agents.
20. Subrogation: Customer hereby releases, discharges, and agrees to hold Company and its contractor harmless from any and all claims, liabilities, damages, losses or expenses, arising from or caused by any hazard covered by insurance in or on the customers premise whether said claims are made by Customer, his agents, or insurance company or other parties claiming under, or through Customer. Customer agrees to indemnify Company against, defend and hold Company harmless from any action for subrogation which may be brought against Company by any insurer or insurance company or its agents or assigns including the payment of all damages, expenses, costs and attorneys fees. Customer shall notify his insurance carrier of the terms of this provision.
21. Limitation on Actions; Waiver of Jury Trial: Both parties hereby agree that no suit or action that relates in any way to the Agreement (whether based upon contract, negligence or otherwise) shall be brought against the other more than one (1) year after the accrual of the cause of action thereof. In addition, both parties hereby waive any rights to a jury trial in any judicial action brought by either party which relates in any way to this Agreement (whether based upon contract, negligence or otherwise). The collection of delinquent payments and or service charges incurred during the terms of this contract shall be exempt from the ?Limitation on Actions.? Any collection of delinquencies and/or service charges shall be done under jurisdiction of Utah Law.
22. Remedies: Customer shall be in default hereunder and there shall be a breach in this Agreement if: (a) Customer fails to pay any fees or charges of any kind when due or fails to perform other obligations set forth in this Agreement and such failure continues for a period of ten
(10) days after issuance of written notice; (b) Customer attempts to remove, sell, transfer or encumber the System except as expressly permitted herein; or (c) Customer otherwise fails to comply with any of its obligations hereunder. In the event of Customers default hereunder, Company has its option to do any or all of the following:
(i) by notice to Customer, terminate the Agreement; (ii) without terminating this Agreement take possession of the System wherever located and for such purpose, enter the system Location without liability for doing so; (iii) declare immediately due and payable all moneys to be paid by Customer during the initial term and/or any renewal thereof without presentment, demand, protest, or further notice of any kind all of which are expressly waived by the Customer;
(iv) sell, dispose of, hold, lease or otherwise use the System as Company shall determine in its remedies available at law or equity including, but not limited to, seeking actual damages it has incurred. Company shall also be entitled to recover all reasonable collection, expenses, court costs and attorney fees. The subsequent acceptance by Company of any fees or charges shall not be deemed a waiver of any prior existing breach of Customer regardless of Company?s knowledge of such prior existing breach at the time such payment(s) are accepted. (d) Company may suspend or cancel this Agreement, without notice and without liability or penalty, in the event Company monitoring facility, connecting wires or other equipment are destroyed by fire, catastrophe or by any other means or are so substantially damaged that it is impractical to continue Monitoring Service or Maintenance Service; or in the event that Company is unable to either secure or obtain the connections or privileges necessary for the transmission of signals between Customers location, Company monitoring facility and local police of fire departments.
23. False Alarms; Permit Fees: CUSTOMER UNDERSTANDS THAT LOCAL GOVERNMENTS MAY LEVY A FINE OR CHARGE FOR ANY FALSE ALARM WHICH SUMMONS AN EMERGENCY SERVICE, AND CUSTOMER AGREES TO ASSUME ALL RESPONSIBILITY FOR ANY FALSE ALARM OR SIGNAL AND TO PAY RELATED FEES, LEVIES, AND FINES. CUSTOMER HEREBY RELEASES COMPANY AND ITS CONTRACTOR FROM SUCH RESPONSIBILITY AND LIABILITY. CUSTOMER AGREES TO INDEMNIFY COMPANY FOR ALL EXPENSES, INCLUDING ALL FINES, COURT COSTS, AND ATTORNEY FEES, INCURRED BY OR ON BEHALF OF COMPANY IN DEFENDING ANY ACTION BROUGHT BY ANY GOVERNMENTAL AUTHORITY AGAINST COMPANY OR ANY OF ITS OFFICERS, EMPLOYEES OR CONTRACTORS AS THE RESULT OF ANY ALLEGED FALSE ALARM OR SIGNAL RELATING TO THE SYSTEM LOCATION OR OPERATION OF THE SYSTEM. IF, IN COMPANY?S SOLE JUDGMENT, IT IS DETERMINED THAT THE CUSTOMER IS GENERATING AN EXCESSIVE NUMBER OF FALSE ALARMS OR SIGNALS WHICH MAY AFFECT COMPANY?S MONITORING FACILITIES, COMPANY MAY CHARGE CUSTOMER A FEE FOR PROCESSING SUCH FALSE ALARMS AND/OR COMPANY MAY CANCEL THIS AGREEMENT. IN THE EVENT OF CANCELLATION OF THIS AGREEMENT, COMPANY SHALL NOT REFUND ANY MONEYS PREVIOUSLY PAID BY CUSTOMER AND SHALL RETAIN THE RIGHT TO COLLECT ANY MONEYS DUE OR TO BECOME DUE HEREUNDER.
24. Entire Agreement: This writing is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms thereof. COMPANY?S DUTY AND OBLIGATION TO PROVIDE MONITORING SERVICE TO CUSTOMER ARISE SOLELY FROM THIS AGREEMENT. This agreement supersedes all prior representations, understandings or agreements of the parties and that parties rely only upon contents of this Agreement in executing it. This Agreement can only be modified by a writing signed by the parties or their duly authorized agent. No waiver or breach of any term or condition of this Agreement shall be construed to be waiver of any succeeding breach.
25. Assignment: This Agreement may not be assigned in whole or in part by Customer. Company may assign or subcontract all or any portion of this Agreement without notice to Customer and any such assignee or subcontractor shall be entitled to the rights, benefits, privileges and protection afforded to Company under the terms of this Agreement.
26. Acknowledgement: Customer acknowledges that this agreement shall not take effect until Company has received a satisfactory credit report on the Customer. Customer hereby authorizes release of credit information to the Company and/or its assigns.